UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2006
Integrity Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
11140 State Bridge Road, Alpharetta, Georgia 30022
(Address of Principal Executive Offices, including Zip Code)
(770) 777-0324
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 31, 2007 Clinton M. Day resigned from his position as a director of Integrity Bancshares, Inc. Mr. Day’s resignation was for personal reasons. The company appreciates Mr. Day’s valued contribution during his term as a director and wishes him well in his future endeavors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2007	INTEGRITY BANCSHARES, INC.

	By:	/s/ Steven M. Skow

Steven M. Skow President and CEO